UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

K2 INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5818 El Camino Real Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information in this Form 8-K is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” On April 26, 2006, K2 Inc. (“K2”) issued a press release setting forth its results of operations and financial condition for the first quarter ended March 31, 2006 and forward-looking statements relating to the first six months of 2006 and fiscal year ending December 31, 2006. A copy of K2’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Document
99.1	Press Release dated April 26, 2006 announcing K2 Inc.’s results of operations and financial condition for the first quarter ended March 31, 2006 and forward-looking statements relating to the first six months of 2006 and fiscal year ending December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K2 INC.

Date: April 26, 2006	/s/ Dudley W. Mendenhall
Dudley W. Mendenhall Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release dated April 26, 2006 announcing K2 Inc.’s results of operations and financial condition for the first quarter ended March 31, 2006 and forward-looking statements relating to the first six months of 2006 and fiscal year ending December 31, 2006.